MERCER FUNDS

SUPPLEMENT

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2024, AS SUPPLEMENTED

Mercer Emerging Markets Equity Fund

(the “Fund”)

The date of this Supplement is October 25, 2024.

The following changes are made in the Statement of Additional Information of Mercer Funds (the “SAI”):

The Board of Trustees of Mercer Funds has approved the appointment of Baillie Gifford Overseas Limited (“Baillie Gifford”), Robeco Institutional Asset Management US Inc. (“Robeco”) and Pzena Investment Management, LLC (“Pzena”) as subadvisers to Mercer Emerging Markets Equity Fund (the “Fund”). Baillie Gifford, Robeco and Pzena are being appointed to replace Origin Asset Management LLP (“Origin”), Schroder Investment Management North America Inc. (“SIMNA Inc.”) (including the sub-subadvisory relationship between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,”, together with SIMNA Inc. (“Schroders”)), and William Blair Investment Management, LLC (“William Blair”). Effective as of the date hereof, the SAI is amended as described below to reflect such subadviser changes.

1. All references to Origin, Schroders and William Blair are hereby deleted in their entirety from the SAI.

2. In the section titled “Investment Advisory, Principal Underwriting, and Other Service Arrangements - Subadvisers, Sub-Subadvisers and Portfolio Managers” beginning on page 42 of the SAI, the following information relating to Baillie Gifford, Robeco and Pzena as subadvisers to the Fund is added:

Baillie Gifford Overseas Limited (“Baillie Gifford”), with a principal office located at Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, serves as a subadviser to the Fund. Baillie Gifford is registered as an investment adviser under the Advisers Act. Baillie Gifford is a wholly-owned subsidiary of Baillie Gifford & Co. Baillie Gifford & Co. is an independent employee-owned private partnership.

Robeco Institutional Asset Management US Inc. (“Robeco”), with a principal office located at 230 Park Avenue, Suite 3330, New York, NY 10169, serves as a subadviser to the Fund. Robeco is registered as an investment adviser under the Advisers Act. Robeco is a wholly-owned subsidiary of Robeco Holding B.V., a Dutch holding company based in Rotterdam, the Netherlands. Robeco Holding B.V is an indirect

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wholly-owned subsidiary of ORIX Corporation Europe, which in turn is wholly-owned by ORIX Corporation based in Tokyo, Japan.

Pzena Investment Management, LLC (“Pzena”), with a principal office located at 320 Park Avenue, 8th Floor, New York, NY 10022, serves as a subadviser to the Fund. Pzena is registered as an investment adviser under the Advisers Act. Pzena is 100% owned by its employee members and certain other partners, including former employees.

3. In Appendix B of the SAI titled “Proxy Voting Policies,” the following Proxy Policies for Baillie Gifford, Robeco and Pzena are hereby added:

Baillie Gifford Proxy Voting Policy Summary

Proxy Voting

The Advisor has delegated to the Sub-Advisor responsibility for the voting of proxies with respect to voting securities held by the Fund which are under management by the Sub-Advisor. The Sub-Advisor does not use an automated proxy voting advisory service.

Voting Guidelines

The Sub-Advisor votes proxies related to securities held by the funds in line with its Proxy Voting Guidelines (the “Guidelines”). The Guidelines are developed and administered by the Environmental, Social and Governance (ESG) Team of Baillie Gifford & Co, the Sub-Advisor’s parent entity. The Voting Team, which sits within the ESG Team, works with the portfolio managers and is responsible for the voting of proxies. The head of the ESG Team is a partner of Baillie Gifford & Co, with oversight of the function falling under the remit of the ESG Oversight Group.

The Guidelines detail the Sub-Advisor’s approach to proxy voting, framed around the Baillie Gifford group’s stewardship principles:

— Governance fit for purpose

— Alignment in vision and practice

— Long-term value creation

— Sustainable business practices

The Sub-Advisor recognizes that given the range of markets in which the Fund invests, one set of standards is unlikely to be appropriate. The Guidelines provide some insight into our voting process and approach to matters routinely presented for a vote at shareholder meetings. They do not indicate how the Sub-Advisor will vote on specific topics.

Pragmatic & Flexible Approach

The Sub-Advisor’s voting analysis and decisions are driven by what it considers will promote the long-term prospects of the company, thereby supporting the outcomes the Sub-Advisor aims to deliver to clients. Voting analysis is bottom-up and led by each investment case. The

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Guidelines are intended to provide an insight into how the Sub-Advisor approaches voting on behalf of clients however it is important to note that the Sub-Advisor assesses every company individually. The Sub-Advisor will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.

In evaluating each proxy, the Voting Team follows the Guidelines, while also considering third party analysis, the Sub-Advisor’s and its affiliates own research, and discussions with company management.

The Voting Team oversees voting analysis and execution in conjunction with the portfolio managers. The Sub-Advisor may elect not to vote on certain proxies. While the Sub-Advisor endeavors to vote a client’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in the Sub-Advisor being prevented from trading for a certain period of time. When voting in these markets, the Sub-Advisor assesses the benefits of voting clients’ shares against the relevant restrictions. The Sub-Advisor may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

The Sub-Advisor recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford group has a material business or personal relationship. The Voting Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting and maintains an internal conflict of interest policy.

For proxy votes that involve a potential conflict of interest, the Sub-Advisor has an internal process to review the proposed voting rationale. It would consider whether business relationships between the Sub-Advisor and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients. Where a conflict of interest is deemed not to have been prevented or managed by organizational arrangements in place, we will disclose the existence of a conflict of interest.

Baillie Gifford
4 September 2024

Robeco Institutional Asset Management US Inc.

Proxy Voting Policy

Robeco encourages good governance and sustainable corporate practices, which contribute to long-term shareholder value creation. Proxy voting is part of Robeco’s Active Ownership approach. Robeco has adopted written procedures reasonably designed to ensure that we vote proxies in the best interest of our clients. The Robeco policy on corporate governance relies on the internationally accepted International Corporate Governance Network (ICGN) Global Governance Principles. The proxy voting policy is the standard policy for all Robeco investment funds. For discretionary mandates Robeco may implement a client’s own proxy voting policy.

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4.1 Transparent Voting Policy and disclosure of voting activities

As a shareholder Robeco is co-owner of many companies and has a right to vote on shareholder meetings for those companies. We use our voting rights with the aim to influence company’s corporate governance and other relevant investment related decisions in the best interest of our clients. The Robeco voting policy consists of principles, guidance and example scenarios to assist in determining our voting instructions. Broadly, Robeco votes against management recommendations in case of poor corporate governance practices, when proposals are not in the best interest of long term shareholders and on any other proposal that is out of line with our policy principles. As these Voting Guidelines form part of our Stewardship Policy, they are publicly available on our website.

4.2 Voting Guidelines

4.2.1 Financial statements and external auditors

1. Vote for approval of financial statements, director reports and auditor reports unless:

• there are concerns on reliability of accounts or followed procedures

• the company is unresponsive to shareholders’ questions for information

• there are concerns on the company’s performance and shareholders do not have the opportunity to express their dissatisfaction through voting against appropriate proposals as they are not included on the agenda.

2. Vote for the appointment of (statutory) auditors and associated compensation unless:

• the company is unresponsive to shareholders’ requests for information

• the auditor is changed suddenly and without good reason

• there are issues regarding the tenure, fees and independence of the audit, not in line with market best practice.

4.2.2 Board of Directors

3. Vote for the election of a director nominated by management unless:

• past performance of the nominee shows clear concerns, including repeated absence at board meetings, criminal behavior or breach of fiduciary responsibilities

• the nominated director is an insider or affiliate to the company and the board is not sufficiently independent according to local standards

• the board is not sufficiently independent according to local standards

• a more suitable director nominated by shareholders is available for election

• the board repeatedly shows unwillingness to implement good governance standards, such as persistently unacceptable compensation practices and board refreshment.

• the nominee adds to a sub-standard composition compared to local best practices in terms of tenure, diversity, skills and external commitments.

• the board fails to incorporate basic considerations for gender diversity. Boards should comply with best practices or legal requirements where these exist. In other developed

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markets, we expect the least represented gender to comprise at least 30% of the board. In all markets an against vote is warranted if there is no gender diversity.

4. Vote for board directors nominated to the audit committee unless:

• the audit committee is not sufficiently independent according to local standards. We require a fully independent audit committee, unless market practices require otherwise. In all cases the chair and the majority of the members of the committee should be independent.

• the director lacks accounting knowledge or auditing experience, and the committee does not have at least one member with such relevant skills

• there is concern about the quality of the audit, and the level and/or timing of the verification of the audited accounts.

5. Vote for board directors nominated to the nomination and/or remuneration committee unless:

• the Committee is less than 50% independent.

• the Committee does not have an independent Chair

• the company has repeated remuneration or nomination issues.

6. Vote for the election of a director nominated by shareholders unless:

• past performance of the nominee shows clear concerns

• a more suitable director nominated by management is available for election

• In cases where too little information is disclosed, abstain from voting

7. Vote for a fixed board size, unless it allows for an excessive number of members.

8. Vote for declassification of the board

9. Assess changes in board structure or size case by case

10. Vote for discharge of board and management unless:

• there are clear concerns about performance of board and management in the period under review

• other shareholders take legal action against the board

11. Vote against indemnification of directors of auditors if there are concerns regarding the terms of the agreement.

4.2.3 Remuneration

Assess compensation plans for executives case by case. Robeco uses an assessment framework to judge the merits of a remuneration policy or report, generally seeking alignment of management incentives with shareholder interests and adherence to basic best practices such as clawback provisions.

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The framework evaluates the following overarching components:

1) Remuneration structure and incentives

2) Inclusion of relevant ESG metrics

3) Quantum

4) Accountability and Transparency

We support the inclusion of material, measurable, and clearly disclosed ESG performance metrics in executive remuneration.

12. Vote in favor for remuneration policy or its implementation unless:

• the policy fails to align pay with performance

• the remuneration structure places excessive focus on short term performance

• disclosure on remuneration practices is insufficient and there are concerns of board accountability

• remuneration is deemed excessive and bears a significant cost for shareholders

13. Vote against the remuneration policy or its implementation if any of the following occur:

• performance targets are changed retrospectively

• substantial one-off payments are made without performance criteria

• golden handshakes

• golden parachutes with single trigger

• sign-on arrangements and severance packages that exceed market best practice

• pension arrangements significantly out of step with broader workforce

• bonus payments are made when company has made no profits in last two years

• no clawback provisions are in place for the long term incentive plan (unless this is restricted by law)

14. Vote for the proposed compensation of non-executive directors unless:

• the amount of compensation is excessive by country or industry standards

• the proposal includes retirement benefits for markets where this is not mandatory

• remuneration includes inappropriate incentives which might compromise the independent judgment of independent directors

4.2.4 Capital Management

15. Vote for the proposed allocation of income, unless:

• the payout is not reflective of the company’s financial position

• there is a concern that the return policy is not in the interest of shareholders

• the company has a history of poor capital management

16. Assess proposals to approve debt issuance secured with company’s assets case by case

17. Assess proposals to increase debt or borrowing powers case by case

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18. Vote for general issuance requests, unless:

• issuance lacks a sufficient degree of pre-emptive rights

• issuance exceeds market best practice guidelines without proper justification

19. Vote for increases in authorized capital unless:

• new authorization exceeds 100% of current authorization

• new authorization bears no pre-emptive rights less than 30% of the new authorization is outstanding

• the issuance exceeds market best practice guidelines without proper justification

20. Vote against the introduction of new share classes that are not in the best interest of minority shareholders.

21. Vote for share repurchase and re-issuance plans, unless:

• the plan contains no safeguard against selective buybacks or re-issuance

• there are concerns of abuse of repurchase and (selective) re-issuance plans

• transactions are carried out under unfavorable conditions for shareholders

22. Vote for reduction of capital requests, unless:

• terms are unfavorable to shareholders

23. Vote for debt issuance proposals, unless:

• the issuance is excessive given the company’s financial position

• the issuance bears superior rights to common shares when converted

4.2.5 Mergers and acquisitions

24. Vote for mergers and acquisitions unless:

• not enough information is available and/or provided to make an informed decision

• voting rights, earnings distribution or any other shareholder rights are altered disproportionately

• the structure following the merger or acquisition does not display good governance

• the merger appears not to be in the best interest of shareholders

25. Assess proposals for reorganization and/or restructuring on a case by case basis

4.2.6 Shareholder rights

26. Assess amendments to the articles of associations or company’s charter on a case-by-case basis.

• Vote against proposed changes that are not in the best interests of minority shareholders

27. Assess amendment of quorum requirement case by case

28. Vote for proposals to convert to a “one share, one vote” capital structure

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29. Vote against a change of disclosure threshold of stock ownership other than 5% (SEC standard)

30. Vote for resolutions to change a company’s fiscal term, unless:

• the motivation is to withhold shareholders’ information or voting power for instance by postponing the AGM

31. Vote against the introduction or renewal of all anti-takeover mechanisms, unless all of the following conditions are met:

• the mechanism is designed to create long term value and continuity for all stakeholders

• the mechanism is not permanent in nature

• the mechanism is not designed to facilitate management entrenchment

• the mechanism doesn’t allow for significant dilution or conflicts with shareholder interest

• the company has a track record of good governance practices towards minority shareholders

• a fully independent entity determines or has a veto with regards to the execution of the mechanism

• the company doesn’t have any other anti-takeover mechanism in place

32. Vote against approval of items proposed by management for which information has not been disclosed

33. Vote against bundled resolutions if one or more of the items create(s) significant concern for shareholders

4.2.7 Shareholder proposals

34. Assess shareholder proposals case by case. Robeco uses an assessment framework to judge the merits of shareholder proposals. The framework evaluates the following overarching components:

1) Spirit

2) Materiality

3) Investor engagement outcomes

4) Current company performance

5) Required company action

Robeco votes for shareholder proposals which:

• aim to increase transparency on material ESG issues

• enhance long term shareholder value creation

• address material ESG risks, except when management and the board mitigated such risks in a transparent way

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• aim to enforce appropriate conduct, except when their implementation would additionally reward fundamental behavioral norms.

4.2.8 Social and environmental topics

4.2.8.1 Sustainability reporting

Appropriate disclosure of significant social and environmental risk factors that a business is exposed to is crucial for investors. It provides information on matters that might have a present or future impact on companies’ value drivers, shareholder value creation and on the society and environment as a whole. Robeco supports sensible shareholder resolutions requesting companies to report on social and environmental policies that are material for their business.

4.2.8.2 Environmental management and climate change

The management of climate-related risks and opportunities is essential for all companies as we transition to a net zero economy. We expect that those companies that are more exposed to climate-related risks, such as high emitting companies and those that provide operational or financial services to these companies, should have relatively more robust transition plans, giving more detail around how they will manage the transition. More specifically, we expect that companies should have in place:

• Short-, medium- and long-term greenhouse gas targets that are aligned with the goals of the Paris Agreement;

• Targets covering all material scopes of emissions and all relevant types of greenhouse gases;

• A decarbonization strategy, including appropriate capital allocation, for how greenhouse gas targets will be met;

• A clear governance structure for managing climate-related risks and opportunities;

• Supporting disclosures, including in financial reports, on the company’s decarbonization strategy, aligned with the goals of the Paris Agreement.

In addition, we expect companies to stop expanding thermal coal capacity and that financial institutions will develop robust transition strategies following sectoral best practice frameworks. Those companies that are not taking action towards aligning with the goals of the Paris Agreement create undue risks to our portfolios. Where companies fall materially short of these expectations, we will vote against the election of the chair of the board, or other relevant board member or meeting item.

The above expectations also form the basis for voting on so-called Say-on-Climate resolutions. As climate transition strategies differ for different industries, sector assessment frameworks based on the a forementioned principles will inform our decision if a climate transition strategy is of sufficient quality to support.

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Climate related shareholder proposals will be assessed on their merit. Generally, proposals will be supported that ask for reporting, risk management and requests for target setting in line with the Paris Agreement. Exceptions may occur if companies have met all our requirements based in our climate assessment (Robeco Traffic Light on Climate Change).

4.2.8.3 Deforestation risk management

We expect companies that have high exposure to deforestation risk commodities (namely; palm oil, soy, beef, and timber, paper and pulp) to take action to address those risks within their operations and supply chains. For companies that have such exposure based on the results from our deforestation risk assessment, but either don’t have adequate policies and processes in place to reduce their impact or are involved in severe deforestation-linked social or environmental controversies, Robeco would oppose the agenda item most appropriate for that issue. Assessments of the quality of mitigating actions are based on external benchmarks such as the Forest500 benchmark.

Robeco also generally supports reasonable shareholder resolutions requesting increased disclosures on biodiversity risk management and proposals that ask companies to mitigating deforestation risks.

4.2.8.4 Human capital management and diversity

Gender diversity enhances corporate governance, talent attraction and human capital development, which fosters value creation not only within companies, but also for stakeholders and society. Robeco usually supports reasonable shareholder resolutions requesting disclosure of specific diversity targets and disclosure on gender pay gaps within companies.

Adherence to human rights

For companies that are faced with significant human rights issues, we expect companies to conduct a due diligence in order to adhere to human rights. For companies that are not taking adequate steps to mitigate their human rights impacts and are linked to social controversies, we would oppose the agenda item most appropriate for that issue. To that end, the nomination of the most accountable board member takes precedence.

4.2.8.6 Political donations and lobbying contributions

Corporate transparency is key in understanding potential legal, reputational and subsequent investment risks which can arise from opaque lobbying practices and political donations. These expenses must be consistent with the company’s sustainability strategy and should be aligned with the long-term interests of investors and other relevant stakeholders. Robeco generally supports sound shareholder proposals requesting companies to review their political spending and lobbying activities.

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4.2.8.7 Generally supported shareholder proposals

In general, Robeco supports shareholder proposals requesting the following:

• Race and/or Gender Pay Equity Report

• Report on Ratio Between CEO and Employee Pay

• Report on Antibiotics in Animal Agriculture

• Adoption of Comprehensive Recycling Strategies

• Formation of Environmental/Social Committee of the Board

• Sustainability or Environmental Reports

• Independent Board Chairman/Separation of Chair and CEO

• Facilitation of Shareholder Proposals

• Trained, Qualified Directors on Board Committees

• Board Independence

• Reporting on Company’s Compliance with International Human Rights Standards

• Reporting on Responsible Drug Pricing/Distribution

• Company Product Responsibility

• Improving Labor Practices

• Inclusion of relevant Social and Environmental Performance criteria in executive remuneration

• Report on executive retirement benefits

• Right for shareholders to a special meeting Shareholder proposals that are aimed to oppose further company progress on relevant ESG issues (so-called anti ESG proposals) are generally not supported.

This policy provides a non-comprehensive guideline on how our voting principles are implemented. Proposals not covered by this policy shall be voted on a case-by-case basis.

4.3 Proxy Voting Execution

The proxy voting process imposes several practical issues, that Robeco considers to determine if casting proxy votes is in the best interest of the beneficial owner and how votes are cast. The most important considerations are discussed below. The Active Ownership team carries out proxy voting at Robeco. As Active Ownership is part of the investments domain’s SI Center of Expertise, voting decision-making integrates the perspectives of portfolio managers and analysts, as well as SI Research analysts, SI Strategists, and clients in discretionary mandates. The Active Ownership team coordinates voting instructions reflecting a consistent view for the organization in line with the voting guidelines and executes voting decisions for all shareholder meetings.

4.3.1 Costs associated with proxy voting

Robeco votes the meetings for all of our publicly trading accounts, except when the costs of voting are significant. Robeco exercises its voting rights for all of its listed funds that have direct equity investments. Only if direct costs incurred or required resources are too great (in relation to the size of the assets in a fund), proxy voting might not be exercised. Robeco’s Sustainability and Impact Strategy Committee (SISC) reviews the funds in scope

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for voting on an annual basis. For discretionary investment mandates voting responsibilities are discussed with the beneficial owner.

4.3.2 Share blocking markets

In several markets proxy voting requires share blocking. This means that trading shares is prohibited after sending a voting instruction for an equity position. In these markets Robeco votes proxies when the agenda contains a controversial item and the number of stocks have a noticeable effect on the approval percentages. In these cases, on a general basis Robeco votes 80% of the equity position. The remaining 20% facilitates ad-hoc trading, if necessary.

4.3.3 Securities lending

Robeco has a securities lending program for several of its listed mutual funds. When shares are on loan, Robeco is contractually unable to exercise voting rights for these shares. For our public funds we review if shares are out on loan for upcoming shareholder meetings. In principle we aim to vote all of our equity positions.

Robeco’s securities lending program is monitored by our lending agent for the misuse of voting rights.

4.3.4 Use of Proxy Advisors

Robeco uses a proxy voting platform and proxy voting recommendations for all of the meetings which we vote. Our proxy voting advisor (Glass, Lewis & Co.) provides voting recommendations based upon Robeco’s custom voting policy. A Robeco team of dedicated voting analysts then analyze the merit of each agenda item. This analysis, based upon Robeco’s voting policy, takes precedence over the recommendations of the proxy voting advisor. This means Robeco’s instructions often deviate from the recommendations of both management and the proxy advisor.

On an at least annual basis, we monitor and evaluate our proxy voting agent, on the quality of governance research and the alignment of (customized) voting recommendations and Robeco’s voting policy. We will take action to resolve any issues that are identified through this annual review process. The review is part of Robeco’s control framework and is externally assured.

4.3.5 Notifying management of votes

Robeco tracks the percentage of shareholder meetings where we vote against management and where we abstain. For a pre-selected set of priority shareholder meetings, we notify companies when we vote against management recommendations and explain the rationale behind our decision

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4.3.4 Use of Proxy Advisors

Robeco uses a proxy voting platform and proxy voting recommendations for all of the meetings which we vote. Our proxy voting advisor (Glass, Lewis & Co.) provides voting recommendations based upon Robeco’s custom voting policy. A Robeco team of dedicated voting analysts then analyze the merit of each agenda item. This analysis, based upon Robeco’s voting policy, takes precedence over the recommendations of the proxy voting advisor. This means Robeco’s instructions often deviate from the recommendations of both management and the proxy advisor.

On an at least annual basis, we monitor and evaluate our proxy voting agent, on the quality of governance research and the alignment of (customized) voting recommendations and Robeco’s voting policy. We will take action to resolve any issues that are identified through this annual review process. The review is part of Robeco’s control framework and is externally assured.

4.3.5 Notifying management of votes

Robeco tracks the percentage of shareholder meetings where we vote against management and where we abstain. For a pre-selected set of priority shareholder meetings, we notify companies when we vote against management recommendations and explain the rationale behind our decision.

Pzena Investment Management, LLC

Proxy Voting Policy

INTRODUCTION

As a registered investment adviser and fiduciary, Pzena Investment Management, LLC (“PIM”) exercises our responsibility, where applicable, to vote in a manner that, in our judgement, is solely in the client’s best interest and will maximize long-term shareholder value. The following policies and procedures have been established to ensure decision making is consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

GENERAL APPROACH

Each proxy that comes to PIM to be voted shall be evaluated per the prudent process described below, in terms of what is in the best interest of our clients. We deem the best interest of clients to be solely that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). We will not subordinate the interests of our clients to any non-pecuniary interests nor will we promote non-pecuniary benefits or goals unrelated to our clients’ long-term financial interests.

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PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account. Where PIM has voting responsibility on behalf of a client, and absent any client-specific instructions, we generally follow the Voting Guidelines (“Guidelines”) set forth below. These Guidelines, however, are not intended as rigid rules and do not cover all possible proxy topics. Each proxy issue will be considered individually and PIM reserves the right to evaluate each proxy vote on a case-by-case basis, as long as voting decisions reflect what is in the best interest of our clients.

To the extent that, in voting proxies for an account subject to ERISA, PIM determines that ERISA would require voting a proxy in a manner different from these Guidelines, PIM may override these Guidelines as necessary in order to comply with ERISA. Additionally, because clients, including ERISA clients, do not pay any additional fees or expenses specifically related to our proxy voting, there is not a need to consider the costs related to proxy voting impacting the value of an investment or investment performance.

In those instances where PIM does not have proxy voting responsibility, we shall forward any proxy materials to the client or to such other person as the client designates.

Proxy Voting Limitations

While, subject to the considerations discussed above, PIM uses our best efforts to vote proxies, in certain circumstances it may be impractical or impossible to do so. Such instances include but are not limited to share blocking, securities lending, if PIM concludes that abstention is in our clients’ economic interests and/or the value of the portfolio holding is indeterminable or insignificant.

VOTING GUIDELINES

The following Guidelines summarize PIM’s positions on various issues of concern to investors and give an indication of how portfolio securities generally will be voted. These Guidelines are not exhaustive and do not cover all potential voting issues or the intricacies that may surround individual proxy votes. Actual proxy votes may also differ from the Guidelines presented, as we will evaluate each individual proxy on its own merit.,

It is also worth noting that PIM considers the reputation, experience and competence of a company’s management and board when it researches and evaluates the merits of investing in a particular security. In general, PIM has confidence in the abilities and motives of the board and management of the companies in which we invest.

1)	ROUTINE BUSINESS

PIM will typically vote in accordance with the board and management on the items below and other routine issues when adequate information on the proposal is provided.

i.	Change in date and place of annual meeting (if not associated with a takeover);
ii.	Change in company name;
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iii.	Approval of financial statements;
iv.	Reincorporation (unless to prevent takeover attempts);
v.	Stock splits; or
vi.	Amend bylaws/articles of association to bring in line with changes in local laws and regulations.

PIM will oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

2) CAPITAL STRUCTURE

Stock Issuance

PIM will consider on a case-by-case basis all proposals to increase the issuance of common stock, considering company-specific factors that include, at a minimum:

i. Past board performance (use of authorized shares during the prior three years);

ii. Stated purpose for the increase;

iii. Risks to shareholders of not approving the request; or

iv. Potential dilutive impact.

PIM will generally vote for such proposals (without preemptive rights) up to a maximum of 20% more than currently issued capital over a specified period, while taking into account management’s prior use of these preemptive rights. PIM will, however, vote against such proposals if restrictions on discounts are inadequate (i.e., discount limit is not stated or is in excess of 10% of the market price) and/or the limit on the number of times the mandate may be refreshed is not in line with local market practices.

3) AUDIT SERVICES

PIM is likely to support the approval of auditors unless,

i. Independence is compromised;

ii. Non-audit (“other”) fees are greater than the sum of the audit fees1, audit-related fees2 and permissible tax fees3;

1 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with the SEC

2 Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

3 Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

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iii. There is reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

iv. Serious concerns about accounting practices are identified, such as fraud, misapplication of Generally Accepted Accounting Principles (“GAAP”) and material weaknesses identified in Section 404 disclosures of the Sarbanes-Oxley Act of 2002.

PIM will also apply a case-by-case assessment to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

4) COMPENSATION

PIM supports reasonable incentive programs designed to attract and retain key talent. PIM typically supports management’s discretion to set compensation for executive officers, so long as the plan aligns management and shareholder interests. PIM evaluates each plan in detail to assess whether the plan provides adequate incentive to reward long-term performance and the impact on shareholder value (e.g. dilution).

Say on Pay

PIM prefers a shareholder vote on compensation plans to provide a mechanism to register discontent with the plan itself or management team performance. As long as such proposals are non-binding and worded in a generic manner (unrestrictive to actual company plans), PIM will support them. In evaluating these proposals, PIM will generally consider, at minimum: company performance, pay practices relative to industry peers, potentially problematic pay practices and/or past unresponsive behavior.

Circumstances where PIM may oppose these proposals include:

i.	Restricts the company’s ability to hire new, suitable management; or
ii.	Restricts an otherwise responsible management team in some other way harmful to the company.

Pay for Performance

PIM will generally support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Maintaining appropriate pay-for-performance alignment means executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Our evaluation of this issue will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; equity-based plan costs; and dilution.

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Incentive Options

PIM is generally supportive of incentive options that provide the appropriate degree of pay-for-performance alignment (as per the above) and are therefore in shareholder best interest. PIM will vote on a case-by-case basis depending on certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa.

However, the following would generally cause PIM to vote against a management incentive arrangement:

i.	The proposed plan is in excess of 10% of shares;
ii.	Company has issued 3% or more of outstanding shares in a single year in the recent past;
iii.	The new plan replaces an existing plan before the existing plan’s termination date and some other terms of the new plan are likely to be adverse to the maximization of investment returns; or
iv.	The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

Golden Parachutes / Severance Agreements

PIM will vote on a case-by-case basis, considering at minimum existing change-in-control arrangements maintained with named executive officers and new or extended arrangements. PIM will generally vote against such proposals if:

i.	The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry;
ii.	The proposed parachute or severance arrangement is considerably more financially attractive than continued employment. Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is three or more times greater than the affected executive’s then-current compensation shall be voted against; or
iii.	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

Tax Deductibility

Votes to amend existing plans to increase shares reserved and to qualify for tax deductibility under the provisions of Section 162(m) should be considered on a case-by-case basis, considering the overall impact of the amendment(s).

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Pay Peer Groups

PIM prefers that compensation peer groups are based on the industry, not size, revenue or balance sheet.

5) BOARD

Director Elections

PIM generally will evaluate director nominees individually and as a group based on our assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character. PIM will apply a case-by-case approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

Board Independence

PIM will generally withhold votes from or vote against any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders on boards that are not at least majority independent. PIM also prefers companies to have compensation and audit committees composed of entirely independent directors.

PIM may vote in favor of any such directors in exceptional circumstances where the company has shown significant improvement.

Board Size

PIM believes there is no optimal size or composition that fits every company. However, PIM prefers that the number of directors cannot be altered significantly without shareholder approval; otherwise, potentially allowing the size of the board to be used as an anti-takeover defense.

Board Tenure

PIM believes that any restrictions on a director’s tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the board. However, PIM prefers that boards do not have more than 50% of members serving for longer than ten years to avoid board entrenchment and ‘group-think’.

Chairman/CEO

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on our assessment of the strength of the company’s governing structure, the independence of the board and compliance with NYSE and NASDAQ

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listing requirements, among other factors. When the positions of Chairman and CEO are combined, PIM prefers that the company has a lead independent director to provide some independent oversight.

Cumulative Voting

PIM will generally vote against proposals to establish cumulative voting, as this leads to misaligned voting and economic interest in a company. PIM will, however, vote in favor of proposals for cumulative voting at controlled companies where insider voting power is greater than 50%.

Director Over-Boarding

PIM will vote such proposals on a case-by-case basis but prefers that directors do not sit on more than three additional boards. In evaluating these proposals PIM will consider, at minimum, management tenure, director business expertise and director performance.

Classified Boards

PIM generally opposes classified boards because this makes a change in board control more difficult and hence may reduce the accountability of the board to shareholders. However, these proposals will be evaluated on a case-by-case basis and will consider, at minimum, company and director performance.

Board Diversity

PIM is generally supportive of a diverse board (age, race, gender etc.) that is representative of its customers and stakeholders. That said, PIM does not believe in board quotas or any restrictions on director tenure that could harm shareholder interests by preventing qualified board candidates from being nominated or forcing experienced or knowledgeable directors off the board.

6) SHAREHOLDER RIGHTS

In general PIM does not support any proposals designed to limit shareholder rights; below we have outlined some of the issues we consider most important.

Special Meetings

PIM generally supports proposals enabling shareholders to call a special meeting of a company so long as at least a 15% threshold with a one-year holding period is necessary for shareholders to do so. However, on a case-by-case basis, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

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One Share, One Vote

PIM is generally opposed to proposals to create dual-class capitalization structures as these provide disparate voting rights to different groups of shareholders with similar economic investments. However, PIM will review proposals to eliminate a dual-class structure on a case-by-case basis, considering, at minimum, management’s prior record.

Supermajority

PIM does not support supermajority voting provisions with respect to corporate governance issues unless it would be in the best interest of shareholders. In general, vesting a minority with veto power over shareholder decisions could deter tender offers and hence adversely affect shareholder value.

Proxy Access

PIM will assess these proposals on a case-by-case basis, but generally supports proxy access proposals that include an ownership level and holding period of at least 3% for three years or 10% for one year.

7) SOCIAL/ENVIRONMENTAL

PIM will consider environmental and social proposals on their own merits and make a case-by-case assessment. PIM will consider supporting proposals that address material issues if we believe they will protect and/or enhance the long-term value of the company.

While PIM is generally supportive of resolutions seeking additional ESG disclosures, such proposals will be evaluated on a case-by-case basis, taking into consideration whether the requested disclosure is material, incremental and of reasonable cost to the business.

8) ANTI-TAKEOVER

PIM generally supports anti-takeover measures that are in the best interest of shareholders and does not support anti-takeover measures such as poison pills that entrench management and/or thwart maximization of investment returns.

ROLES & RESPONSIBILITIES

Role of ISS

PIM has engaged Institutional Shareholder Services (“ISS”) to provide a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our client portfolios. In engaging and continuing to engage ISS, PIM has determined that, where applicable, ISS proxy voting guidelines are consistent with ERISA’s fiduciary duties including that the votes are made in the best interest of our clients, focus on yielding the best economic results for our clients. ISS also votes, records and generates a voting activity report for our

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clients, and assists us with recordkeeping and the mechanics of voting. In no circumstance shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by PIM. PIM retains responsibility for instructing ISS how to vote, and we still apply our own Guidelines as set forth herein. PIM does not utilize pre-population or automated voting except as a safeguard mechanism designed to ensure that, in the unlikely event that we fail to submit vote instructions for a particular proxy, our shares will still get voted. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with our Guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

When voting a proxy for a security that PIM’s Research team does not cover, we will vote in accordance with our Guidelines (when they specifically cover the item being voted on) and defer to ISS’s recommendations on all other items.

PIM has also engaged ISS to assist in meeting the annual Form N-PX filing requirement for Advisers finalized by the SEC to take effect for the 2024 reporting cycle (see Regulatory Reporting).

Periodically, PIM’s Vendor Management Committee conducts a due diligence review of ISS, through which it reviews and evaluates certain key policies and procedures submitted to us by ISS. PIM’s Proxy Coordinator reconciles votable holdings against the ISS portal sharecount before each meeting. PIM also samples and reviews proxy votes when testing our Proxy Voting Policy, as part of our regular compliance testing procedures. Further, PIM reviews ISS’ procedures for receiving additional information from issuers after a proxy has been sent, incorporating that information into its recommendations, and sending that information and/or updated recommendations to PIM.

Role of Analyst

The analyst who is responsible for covering the company also votes the associated proxies since they have first-hand in-depth knowledge of the company. In evaluating proxy issues, the analyst will utilize a variety of sources to help come to a decision:

i. Information gathered through in-depth research and ongoing company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes regular external engagements with senior management of portfolio companies and internal discussions with Portfolio Managers (“PMs”) and the Chief Investment Officer (“CIO”), as needed;

ii. ISS reports to help identify and flag factual issues of relevance and importance;

iii. Information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services; and/or

iv. Where applicable, any specific guidelines designated in writing by a client.

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Proxy Voting Committee

To help make sure that PIM votes client proxies in accordance with our fiduciary obligation to maximize shareholder value, we have established a Proxy Voting Committee (“the Committee”) which is responsible for overseeing the Guidelines. The Committee consists of representatives from Legal, Compliance, Research, and Operations, including our Chief Compliance Officer (“CCO”), Director of Research (“DOR”), and at least one PM (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Committee will meet at least once annually and as often as necessary to oversee our approach to proxy voting.

The DOR is responsible for monitoring the analyst’s compliance with the Guidelines, the CCO is responsible for monitoring overall compliance with these procedures and an internally-designated “Proxy Coordinator” is responsible for day-to-day proxy voting activities.

CONFLICTS OF INTEREST

PIM is sensitive to conflicts of interest that may arise in the proxy voting process. PIM believes that application of the Guidelines should, in most cases, adequately address any potential conflicts of interest. However, if an actual or potential material conflict of interest has been identified, PIM has put in place a variety of different mitigation strategies as outlined below.

A potential material conflict of interest could exist in the following situations:

i.	PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios;
ii.	PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; or
iii.	A PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member is generally defined as a spouse, child, parent, or sibling.

If a potential material conflict of interest exists, the following procedures will be followed:

i.	If our proposed vote is consistent with the Guidelines, above, we will vote in accordance with our proposed vote;
ii.	If our proposed vote is inconsistent with or not covered by our Guidelines, but is consistent with the recommendations of ISS, we will vote in accordance with ISS recommendations; and
iii.	If our proposed vote is inconsistent with or not covered by our Guidelines, and is inconsistent with the recommendations of ISS, the CCO and the DOR (or their respective designees) (the “Conflicts Committee”) will review the potential conflict and determine whether the potential conflict is material.
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a.	If the Conflicts Committee determines that the potential conflict is not material, we will vote in accordance with the proposed vote.

b.	If the Conflicts Committee determines the potential conflict is material, the Conflicts Committee will review the proposed vote, the analysis and rationale for the vote recommendation, the recommendations of ISS and any other information the Conflicts Committee may deem necessary in order to determine whether the proposed vote is reasonable and not influenced by any material conflicts of interest. The Conflicts Committee may seek to interview the research analysts or portfolio managers or any other party it may deem necessary for making its determination.

i.	If the Conflicts Committee determines the proposed vote is reasonable and not influenced by any conflicts of interest, we will vote in accordance with our proposed vote.

ii.	If the Conflicts Committee cannot determine that the proposed vote is reasonable and not influenced by any conflict of interest, the Conflicts Committee will determine the best course of action in the best interest of the clients, which may include deferring to the ISS recommendation or notifying each client who holds the relevant securities of the potential conflict, to seek such client’s voting instruction.

On an annual basis, we will review and assess the conflicts policies and Code of Conduct that ISS posts on its website for sufficiency in addressing potential conflict of interest, self-dealing and improper influence issues that may affect voting recommendations by ISS. PIM will also periodically review samples of ISS’ recommendations for voting proxies, after the vote has occurred, to ensure that ISS’ recommendations are consistent with ISS’ proxy voting guidelines, as applicable. PIM’s analysts also incorporate information regarding ISS’ potential conflicts of interest into their process when evaluating and voting proxies, and on a annual basis, our DOR reviews an updated list of ISS’ significant client relationships.

Other Situations

Client Conflict

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios, the following guidance should be followed:

i.	The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an analyst’s determination whether a vote for or against a proposal is in the best interest of our clients.

ii.	Where PIM determines that it is in the best interest of our clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-
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proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of our other clients.

iii.	If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interest of our clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within three business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

Analyst Conflict

If the analyst voting the proxy also beneficially owns shares of the company in his/her personal trading accounts, they must notify the Proxy Coordinator and the DOR must sign off on the analyst’s votes for that company. It is the responsibility of each analyst to disclose such personal interest and obtain such approval. Any other owner, partner, officer, director, or employee of PIM who has a personal or financial interest in the outcome of the vote is prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

VOTING PROCEDURES

If an analyst desires to vote contrary to the Guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the analyst will discuss the vote with the CIO, and/or DOR and/or a PM for the strategy in which the security is held. The CIO, DOR and/or the PM, shall, in turn, determine how to vote the proxy based on the analyst’s recommendation and the long-term economic impact such vote will have on the securities held in client portfolios. If the CIO, DOR and/or the PM agree with the analyst’s recommendation and determine that a contrary vote is advisable the analyst will provide written documentation of the reasons for the vote.

Vote Processing

It is understood that PIM’s and ISS’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Client Communication

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. We also will update our ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how

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to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

Return Proxies

The CCO, Proxy Coordinator, or designee shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes, unless not possible to do so due to late receipt or other exigent circumstances.

CORPORATE ACTIONS

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM’s portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM’s security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions

The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received in accordance with the standards described above for proxy voting, including, but not limited to, acting in the best interest of clients to maximize long-term shareholder value and yield the best economic results. In some instances, if consistent with such standards, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in certain corporate actions. Operations personnel will then notify each custodian bank, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

CLASS ACTIONS

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

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RECORD KEEPING

PIM or ISS, on PIM’s behalf, maintains (i) copies of the proxy materials received by PIM for client securities; (ii) records of proxies that were not received and what actions were taken to obtain them; (iii) votes cast on behalf of clients by account; (iv) records of any correspondence made regarding specific proxies and the voting thereof; (v) client requests for proxy voting information (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX); (vi) documents prepared by PIM to inform and/or memorialize a voting decision, including these policies and procedures and any documentation related to a material conflict of interest; and (vii) records of any deviations from broad Guidelines. Such records will be maintained for a minimum of six years.

POLICY REVIEW

The Proxy Voting Committee reviews these Voting Guidelines and procedures at least annually and makes such changes as it deems appropriate, considering current trends and developments in corporate governance and related issues, as well as operational issues facing PIM and applicable regulations under the Investment Company Act, Advisers Act and ERISA.

4. The following information relating to Baillie Gifford, Robeco and Pzena is added to Appendix C of the SAI titled “Additional Information About the Funds’ Portfolio Managers,” beginning on page C-18 under the subheading titled “Mercer Emerging Markets Equity Fund”.

Baillie Gifford Overseas Limited (“Baillie Gifford”)

The allocated portion of the Fund’s portfolio managed by Baillie Gifford is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Baillie Gifford’s allocated portion of the Fund’s portfolio are Will Sutcliffe, Roddy Snell and Sophie Earnshaw.

Compensation

Baillie Gifford’s investment managers and analysts are rewarded based on their contribution to both long-term investment performance and the overall business.

Non-partner investment managers and analysts receive a compensation package consisting of a base salary, an Annual Performance Award (APA), and a Long-Term Profit Award (LTPA), along with standard retirement and healthcare benefits.

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The APA is 80% tied to the long-term investment performance of the team or portfolio construction group the individual is part of, while the remaining 20% is based on client satisfaction.

The LTPA is a share of the firm’s profits based on the individual’s role. Investment managers defer 20-40% of their variable remuneration for three years, investing it in funds managed by Baillie Gifford. This approach emphasizes client outcomes and aligns with our long-term investment strategy. Partner remuneration includes a fixed salary, a share of partnership profits based on seniority and role, and partners directly cover additional benefits like pension contributions.

Ownership of Fund Shares. As of September 30, 2024, Messrs. Sutcliffe and Snell and Ms. Earnshaw did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Sutcliffe manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles*	3	1,436	-	-
Other Accounts*	14	8,209	2	2,610

*As of September 30, 2024

In addition to the Fund, Mr. Snell manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	4,849	-	-
Other Pooled Investment Vehicles*	7	7,785	-	-
Other Accounts*	44	20,565	5	4,651

*As of September 30, 2024

In addition to the Fund, Ms. Earnshaw manages:

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	7	5,343	-	-
Other Pooled Investment Vehicles*	11	2,330	-	-
Other Accounts*	38	12,765	3	2,524

*As of September 30, 2024

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Potential Conflicts of Interest

Baillie Gifford Overseas (BGO) has a duty to act in the best interests of clients and to treat them fairly when providing investment services. BGO acts as investment adviser to both pooled funds and separately managed separate accounts both on a discretionary and advisory basis. In some cases, both have similar objectives and similar strategies. From time to time, there may be situations that give rise to a conflict of interest. A conflict can arise between the interests of BGO and its affiliates, the Partners of Baillie Gifford & Co and employees and the interests of a client of BGO. Similarly, a conflict of interest can arise between the interests of an External Organization with which investment personnel may hold a position and BGO or BGO’s clients. A conflict of interest can also arise between the interests of one client of BGO and another client. In such circumstances, BGO has effective organizational and administrative arrangements to ensure that all reasonable steps are taken to prevent the conflict of interest from adversely affecting the interests of our clients. In addition, where we pay or accept any fee or commission or provide or receive any non-monetary benefit in relation to our investment services, we take care to ensure that such benefits do not place BGO or any third-party firm in a situation which would not be in compliance with the general duty to act in accordance with the best interest of our clients.

Robeco Institutional Asset Management US Inc. (“Robeco”)

The allocated portion of the Fund’s portfolio managed by Robeco is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Robeco’s allocated portion of the Fund’s portfolio are Daniel Haesen, Han van der Boon and Tim Dröge.

Compensation

Employees and their knowledge and capabilities are the most important asset of Robeco. In order to attract and retain staff that allows Robeco to provide value to Robeco’s clients and satisfy the clients’ needs, fixed and variable remuneration is vital. It is equally vital to reward talent and performance fairly and competitively. In line with Robeco’s reputation as a leader in sustainability, Robeco compensates its employees and applies its policy in a non-discriminatory and gender-neutral manner.

Key objectives of the Remuneration Policy are:

•	to stimulate employees to act in our clients’ best interests and to prevent potential conduct of business and conflict of interest risks, adversely affecting the interests of clients;
•	to support effective risk management and avoid employees taking undesirable risks, taking into account the internal risk management framework;
•	to ensure a healthy corporate culture, focused on achieving sustainable results in accordance with the long-term objectives of Robeco, its clients and other stakeholders;
•	to ensure consistency between the remuneration policy and environmental, social and governance risks and sustainable investment objectives by including these risks in the key
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performance indicators (KPIs) used for the determination of variable compensation of individual staff members;
•	to provide for a market competitive remuneration to retain and attract talent.

Remuneration elements

When determining the total remuneration of employees, Robeco periodically performs a market benchmark review. All remuneration awarded to Robeco employees can be divided into fixed remuneration (payments or benefits without consideration of performance criteria) and variable remuneration (additional payments or benefits, depending on performance).

Fixed remuneration - Monthly fixed pay

Each individual employee’s monthly fixed pay is determined based on their function and/or responsibility and experience according to the Robeco salary ranges and with reference to the benchmarks of the investment management industry in the relevant region. The fixed remuneration is sufficiently high to remunerate the professional services rendered, in line with the level of education, the degree of seniority, the level of expertise and skills required, job experience, the relevant business sector and region.

Fixed remuneration - Temporary allowances

Under certain circumstances, temporary allowances may be awarded. In general, such allowances are solely function and/or responsibility based and are not related to the performance of the individual employee or Robeco as a whole. Allowances are granted pursuant to strict guidelines and principles.

Variable remuneration

The variable remuneration pool is established based on the financial results and includes a risk assessment on the total actual variable remuneration pool. In such assessment both financial and non-financial risks are taken into account, consistent with the risk profile of Robeco, the applicable businesses and the underlying client portfolios. When assessing risks, both current and future risks that are taken by the staff member, the business unit and Robeco as a whole are taken into account. This is to ensure any variable remuneration grants are warranted in light of the financial strength of the company and effective risk management.

To the extent that the variable remuneration pool allows, each employee’s variable remuneration will be determined at the reasonable discretion of Robeco, taking into account the employee’s behavior and individual and team and/or the department’s performance, based on pre-determined financial and non-financial performance factors (KPIs). Poor performance or unethical or non-compliant behavior will reduce individual awards or can even result in no variable remuneration being awarded at all. Furthermore, the variable remuneration of all Robeco staff is appropriately balanced with the fixed remuneration.

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Performance indicators (KPIs)

The KPIs for investment professionals are mainly based on the risk-adjusted excess returns over one, three and five years. For sales professionals, the KPIs are mostly related to the net run rate revenue, and client relationship management. The KPIs should not encourage excessive risk-taking. The KPIs for support professionals are mainly non-financial and role-specific. KPIs for Control Functions are predominantly (70% or more) function and/or responsibility specific and non-financial in nature. KPIs may not be based on the financial results of the part of the business they oversee in their monitoring role. At least 50% of all employees’ KPIs are non financial.

All employees have a mandatory Risk & Compliance KPI: Control, compliance and risk related performance is defined as a ‘hygiene’ factor. The performance will be assessed and used to adjust the overall performance downward if performance did not (fully) meet the required level. Unethical or non-compliant behaviour overrides any good financial performance generated by a staff member and will diminish the staff member’s variable remuneration.

All employees have a sustainability KPI: In line with the Sustainable Finance regulation (SFDR), sustainable risks factors have been integrated in the annual goal setting of relevant employees, so that their remuneration is aligned with sustainability risk management. Robeco’s SI Strategy the Sustainable Impact and Strategy Committee (SISC) develops an overview of relevant KPIs for the relevant employees groups e.g. portfolio managers have decarbonization and ESG integration related KPIs and risk professionals have enhancement of portfolio sustainability risk and monitoring related KPIs. Staff member’s variable remuneration outcome is based on the performance of the KPIs, including sustainability KPI(s), based on managers discretion.

Annual review

Our remuneration processes are audited and reviewed each year internally. Any relevant changes made by regulators are incorporated in our remuneration policies and guidelines. Every year, an independent external party reviews our remuneration policy to ensure it is fully compliant with all relevant regulations.

Ownership of Fund Shares. As of September 30, 2024, Messrs. Haesen, van der Boon and Dröge did not beneficially own any shares of the Fund.

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Other Accounts Managed by Portfolio Managers

In addition to the Fund, Messrs. Haesen, van der Boon and Dröge manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	-	-	-	-
Other Pooled Investment Vehicles*	10	$ 6,961	-	-
Other Accounts*	26	$ 21,403	4	$2,554

*As of September 30, 2024

Potential Conflicts of Interest

In the course of exercising our stewardship responsibilities, conflicts of interest may arise. Preventing and controlling these conflicts are important elements protecting the best interests of clients and the integrity of financial markets. Robeco is committed to ethical conduct and responsible management of conflicts of interest.

A robust policy on managing conflict of interests, Robeco has a well-developed policy and framework to manage conflicts of interest. Conflicts of interest could arise when executing stewardship activities. Conflicts in relation to our stewardship responsibilities are covered by our ‘Conflict of interest procedure’ and by our policy ‘Regulations regarding private investment transactions’. An outline of Robeco’s conflict of interest procedure is published on Robeco’s website.

Several conflicts of interest could arise related to Robeco’s stewardship activities. Examples of these potential conflicts of interest are:

o	A company that is selected for engagement is related to one of our (prospective) clients;

o	Robeco has voting rights in a company that is related to one of our (prospective) clients;

o	A company that is selected for engagement or is related to our parent company or related subsidiaries;

o	Robeco has voting rights in a company that is related to our parent company or related subsidiaries;

o	Clients have differences in engagement preferences.

In these instances, Robeco will execute its voting and engagement policy, as normal on behalf of our ultimate investors following our standard voting policy and engagement guidelines. In case a business relationship might threaten the objectivity or the nature of stewardship activities, Robeco’s compliance department is consulted. If, after consultation with Robeco’s compliance department, voting and engagement activities are to be pursued,

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different stakeholders including the Robeco Executive Committee and clients are informed.

Ensuring ethical conduct

Several other aspects of ethical conduct are relevant in relation to our stewardship activities. Stewardship activities are exercised with the aim to influence company behavior; they are not intended to obtain non-public information. In case material non-public information is obtained through stewardship activity, Robeco’s compliance department is informed and a information barrier is installed for insiders. Stewardship professionals that are considered insiders are subject to a information barrier until public dissemination of the material information. During the application of the information barrier, stewardship professionals are not allowed to act upon or share the non-public material information. With this approach Robeco takes into account its stewardship responsibilities and acts in the best interest of clients.

Complaints & Grievance handling policy

Robeco has a Complaints & Grievance handling policy that prescribes a process for dealing with complaints from clients as well as allegations, issues or problems, whether perceived or actual, related to Robeco’s sustainability commitments, brought forward by one or more external stakeholders of Robeco. The complaints and grievances channel can be found on our website.

Pzena Investment Management, LLC (“Pzena”)

The allocated portion of the Fund’s portfolio managed by Pzena is managed on a team basis. The portfolio managers who are primarily responsible for the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio are Rakesh Bordia, Caroline Cai, Allison Fisch, and Akhil Subramanian.

Compensation

Pzena’s compensation plan for investment professionals is designed to reward superior performers. The system has three elements: base salary, discretionary bonus, and, as appropriate, equity ownership. Pzena avoids the compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the portfolios relative to the performance of the portfolios’ benchmarks. For investment professionals, qualities are examined such as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

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Ownership of Fund Shares. As of September 30, 2024, Mses. Cai and Fisch, and Messrs. Bordia and Subramanian did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, Mr. Bordia manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	14	$11,139	1	$311
Other Pooled Investment Vehicles*	33	$4,578	1	$441
Other Accounts*	40	$9,058	-	-

*As of September 30, 2024

In addition to the Fund, Ms. Cai manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	15	$13,182	2	$2,354
Other Pooled Investment Vehicles*	57	$26,258	4	$658
Other Accounts*	59	$13,677	-	-

*As of September 30, 2024

In addition to the Fund, Ms. Fisch manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	14	$11,139	1	$311
Other Pooled Investment Vehicles*	33	$4,578	1	$441
Other Accounts*	39	$9,056	-	-

*As of September 30, 2024

In addition to the Fund, Mr. Subramanian manage(s):

	Total Accounts		Accounts with Performance Fees
Other Accounts	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies*	4	$2,900	1	$311
Other Pooled Investment Vehicles*	17	$2,277	1	$441
Other Accounts*	19	$5,450	-	-

*As of September 30, 2024

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Potential Conflicts of Interest

In Pzena’s view, conflicts of interest may arise in managing the fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Pzena Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling such conflicts.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that these procedures will detect every situation in which a conflict could arise.

The management of multiple Pzena Accounts inherently carries the risk that there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by using one investment approach (i.e., classic value investing), and by managing all Pzena Accounts on a strategy-specific basis.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Pzena Account, the fund may not be able to take full advantage of that opportunity; however, Pzena has adopted procedures for allocating portfolio transactions across Pzena Accounts so that each Pzena Account is treated fairly. With respect to partial fills for an order, depending on the size of the execution, Pzena may choose to allocate the executed shares on a pro-rata basis, or on a random basis. As with all trade allocations each Pzena Account generally receives pro-rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding a Pzena Account from an otherwise acceptable IPO or new issue investment include the Pzena Account having FINRA restricted person status, lack of available cash to make the purchase, a client-imposed trading prohibition on IPOs or on the business of the issuer, and brokerage restrictions.

With respect to securities transactions for the Pzena Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders when it believes doing so will be beneficial to the Pzena Accounts. However, with respect to certain Pzena Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the fund and another Pzena Account, which may temporarily impact the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Pzena Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Pzena Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to ongoing reporting requirements and annual and quarterly

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certification requirements. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment of client accounts.

Pzena manages some Pzena Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product-specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

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